Scudder
Emerging Markets
Growth Fund

Annual Report
October 31, 1998

Pure No-Load(TM) Funds

A fund seeking long-term growth of capital primarily through equity investment in emerging markets around the globe.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER           (logo)

                  Scudder Emerging Markets Growth Fund

--------------------------------------------------------------------------------
Date of Inception: 5/8/96    Total Net Assets as of      Ticker Symbol:  SEMGX
                            10/31/98: $124.8 million
--------------------------------------------------------------------------------

o Relative to its peers, the Fund continued to earn a top ranking, closing the period in the top 29% of 151 emerging market funds according to Lipper Analytical Services.

o For the 12-month period ended October 31, 1998, Scudder Emerging Markets Growth Fund declined 28.54%, which compares to the 29.04% decline of the unmanaged IFC Emerging Markets Investable Index.

o Longer term, the Fund has outperformed its benchmark index for the two-and-one-half year period since inception.

o The Fund benefited from complete avoidance of Russian securities plus strong positioning in the relatively stable Middle East.



                                Table of Contents

  3 Letter from the Fund's Chairman     20 Financial Highlights
  4 Performance Update                  21 Notes to Financial Statements
  5 Portfolio Summary                   25 Report of Independent Accountants
  6 Portfolio Management Discussion     26 Tax Information
  9 Glossary of Investment Terms        28 Officers and Directors
 10 Investment Portfolio                29 Investment Products and Services
 17 Financial Statements                30 Scudder Solutions


                    2 - Scudder Emerging Markets Growth Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

   The past year was not the best for emerging markets generally. Early September marked the low point, as investors fled emerging markets after Russia's devaluation and debt moratorium. The Russian economy is small, measuring less than 1% of the global total. Nonetheless, investors worried that other emerging markets might be affected by Russia's troubles and fled, driving down other emerging markets in the process. Some markets turned in good gains for the year, but most were swamped by negative sentiment without regard for fundamentals.

   In assessing the market environment and the Fund's performance over the year, we take a degree of comfort from the fact that the Fund escaped some of the fallout by avoiding Russia and Asia. At the same time, your Fund's management emphasized companies in growing economies that have reduced their dependency on foreign capital and in markets with good disclosure. A detailed discussion of the market environment and the Fund's investment strategy begins on page 6.

   While not all emerging markets are attractive, a number provide extraordinary opportunities for investors interested in increasing their exposure at very attractive valuation levels. The Fund continues to provide a convenient way to invest in these markets for those seeking long-term above-average growth potential and added diversification.

   For those of you who are interested in new Scudder funds, we recently introduced two international funds: Scudder International Growth Fund -- which seeks to invest in high growth opportunities in both developed and developing markets, and Scudder International Value Fund -- which seeks to invest in undervalued foreign securities. For further information on these new funds, please call Scudder Investor Information at 1-800-225-2470.

   Thank you for your investment in Scudder Emerging Markets Growth Fund. If you have any questions about your Fund, please call Scudder Investor Information at the number above, or visit our Internet Web site at www.scudder.com.

   Sincerely,

   /s/Daniel Pierce

   Daniel Pierce
   Chairman,
   Scudder Emerging Markets Growth Fund


                    3 - Scudder Emerging Markets Growth Fund

                    Performance Update as of October 31, 1998

----------------------
Fund Index Comparisons
----------------------
                           Total Return
---------------------------------------------------
Period Ended   Growth of                    Average
10/31/98       $10,000       Cumulative     Annual
---------------------------------------------------
Scudder Emerging Markets Growth Fund
---------------------------------------------------
1 Year         $   7,146       -28.54%     -28.54%
Life of Fund*  $   8,686       -13.14%      -5.52%
---------------------------------------------------
IFC Emerging Markets Investable Index
---------------------------------------------------
1 Year         $   7,096       -29.04%     -29.04%
Life of Fund*  $   6,182       -38.18%     -18.03%
---------------------------------------------------

* The Fund commenced operation on May 8, 1996.
  Index comparisons begin May 31, 1996.


------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE
CHART DATA:

                      IFC Emerging Markets       Scudder Emerging Markets
                      Investable Index           Growth Fund

                 5/96*       10000                       10000
                 7/96         9454                       10000
                10/96         9676                       10559
                 1/97        10559                       12521
                 4/97        10621                       12727
                 7/97        11567                       13632
                10/97         8711                       11986
                 1/98         7852                       11045
                 4/98         9013                       12252
                 7/98         7363                       10905
                10/98         6182                        8565

IFC Emerging Markets Investable Index is an unmanaged capitalization weighted measure of stock markets in emerging market countries worldwide. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


---------------------------------
Returns and Per Share Information
---------------------------------

Yearly periods ended October 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:
                             1996*      1997      1998
------------------------------------------------------------
Net Asset Value            $ 12.85   $ 14.56    $ 10.36
------------------------------------------------------------
Income Dividends           $    --   $   .03    $   .06
------------------------------------------------------------
Fund Total Return (%)**       7.08     13.51     -28.54
------------------------------------------------------------
Index Total Return (%)       -3.24     -9.97     -29.04
------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.

** Fund total return does not reflect the effect of applicable redemption fees.


                    4 - Scudder Emerging Markets Growth Fund

                    Portfolio Summary as of October 31, 1998

------------------------------
Geographical
(Excludes 9% Cash Equivalents)
------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Europe                               41%
       Africa                               28%
       Latin America                        20%
       Pacific Basin                         1%
       U.S. & Canada                         1%
       Other                                 9%
   ---------------------------------------------
                                           100%
   ---------------------------------------------

   The Fund sidestepped some of the steep declines through complete avoidance of Russia plus significant positions in the relatively stable Middle East.

------------------------------
Sectors
(Excludes 9% Cash Equivalents)
------------------------------

   A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Financial                            32%
       Consumer Staples                     17%
       Communications                       14%
       Construction                          7%
       Health                                7%
       Metals & Minerals                     4%
       Energy                                4%
       Manufacturing                         4%
       Consumer Discretionary                4%
       Other                                 7%
   ---------------------------------------------
                                           100%
   ---------------------------------------------

   Over the fiscal period, weightings in financial, communications, and consumer staples companies rose, while holdings in metals and minerals, energy, and manufacturing decreased.


---------------------------
Ten Largest Equity Holdings
(22% of Portfolio)
---------------------------

     1.  OTP Bank Rt
         Savings and commercial bank in Hungary
     2.  Pliva D.D.
         Pharmaceutical company in Croatia
     3.  Wielkopolski Bank Kredytowy S.A.
         Commercial bank in Poland
     4.  Omnium Nord Africaine
         Conglomerate in Morocco
     5.  Fomento Economico Mexicano
         S.A. de C.V. "B"
         Producer of beer and soft drinks in
         Mexico
     6.  Al Ahram Beverages Co.
         Beverage company in Egypt
     7.  Netia Holdings BV
         Telecommunication services in Poland
     8.  Magyar Olaj-es Gazipari Rt
         Integrated domestic oil and gas
         company in Hungary
     9.  Portugal Telecom SA
         Telecommunication services in Portugal
    10.  Alpha Credit Bank A.E.
         Commercial bank in Greece

   The Fund's holdings were diversified across a wide range of countries and industries.


For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                    5 - Scudder Emerging Markets Growth Fund

                         Portfolio Management Discussion

We asked Joyce Cornell, Lead Portfolio Manager of Scudder Emerging Markets Growth Fund, to discuss the market environment and the Fund's current investment strategy.

Q: How did the Fund perform for the 12-month period ended October 31, 1998?

A: The Fund declined 28.54% for the 12 months. Our avoidance of Russia and Asia helped the Fund sidestep the substantial declines in these markets. Relative to our peers, the Fund continued to earn a top ranking, closing the period in the top 29% of 151 emerging market funds according to Lipper Analytical Services. I might add that the Fund's above-average track record extends beyond the 12-month period, with the Fund's relative performance significantly in excess of its benchmark from inception.

Q: Were there any bright spots?

A: Our investments in several Arab markets held us in very good stead. The Moroccan markets rose 31% for example, and Jordan dropped mildly, 6%. Elsewhere in the Mediterranean markets, Greece rose 43% and Portugal rose 33%. This contrasts with the 38% drop in the Hungarian market, and 14% drop in Poland not to mention Mexico's plunge of 50% and Brazil's of 35%. The Arab countries' strong economic growth and inexpensive markets with low leverage continue to have appeal and we believe will continue to outperform. Our analysis is that many of these countries are well along in the implementation of sound economic polices and the liberalization of their economies.

Arab countries have nurtured the growth of their domestic economies with relatively less dependence on exports for growth. Where there is relatively more external dependence in Morocco and Tunisia, it is on tourism and agricultural exports with the linkage predominantly to Europe. All of these markets are characterized by remarkable efforts at improving openness, transparency, and economic growth. We believe their fiscal management is good to excellent and, with the exception of Lebanon, debt burdens are moderate. Even Lebanon is showing improvement this year. There is also very little foreign portfolio investment in these markets so there is a lot to gain when the world starts to focus on their robust growth and cheap valuations. As of the end of the period, the Fund had a 23% weight in the Arab markets.

Q: Russia, one of the world's smaller economies, triggered a sell-off in many emerging markets. What happened?

A: We are pleased to say that we never invested in Russia. However, the country's devaluation and debt default this summer triggered a chain reaction of selling in the more liquid emerging markets. Hedge funds were significant holders of Russian paper and were typically quite leveraged. Russia's financial collapse triggered margin calls, which were met by selling whatever could be sold. Hungary and Poland fit this category in addition to being former members of the old Soviet trade block, which caused some investors to imagine that Russia's collapse could have a trade impact. In fact there is little economic connection anymore between these countries and Russia, but the need for liquidity, plus heightened risk aversion, sidelined consideration of fundamentals. The Fund's substantial positions in Hungary and Poland suffered as a result. Russia's actions additionally prompted investors to again be wary of

                    6 - Scudder Emerging Markets Growth Fund any other countries with unstable fiscal or monetary policies. Brazil and Turkey were prime targets. Fortunately, the Fund held little in these markets.

Q: Latin American bourses were particularly hard hit by the Russian crisis. Will they avoid a meltdown like that of Asia?

A: Brazil is a large economy with many problems. It is hugely indebted and increasing its borrowing due to uncontrolled fiscal profligacy. Now escalating interest rates are forcing an unsupportable cost to rolling over maturing debt. Brazil thus has the potential to unsettle markets further if it defaults or lets its overvalued currency devalue. Brazil is on an unsustainable path, and the IMF bailout buys Brazil six months at most to get its fiscal spending under control. If Brazil fails to do this, the likelihood of a debt restructuring and devaluation is high. We believe such a failure on Brazil's part will temporarily rattle markets but will likely be executed in a more orderly fashion than Russia's and will not inflict substantial additional fundamental damage on the global financial system. Markets are already anticipating some fallout. In short, we think we are near the end of such destabilizing events because world markets have already taken the big offenders to the wood shed.

Q: What is your current investment focus?

A: We have emphasized companies with little or no debt and the ability to fund growth from internally generated cash. We also have favored investments in companies producing non-tradables. Services and products not fully exposed to global deflationary forces are likely to have more pricing power and higher earnings growth over the foreseeable future. For example, some of our favorite investments are in Hungary whose securities are selling for 2.5 times free cash flow and 4 to 5 times trailing earnings. A number of our Egyptian holdings have yields above 10% and sport strong earnings growth.

Orszagos Takarekpenztar es Kereskedelmi Bank Rt (OTP) in Hungary is an excellent example, and the Fund's largest holding. This bank is the largest in Hungary with a countrywide branch network allowing them to source inexpensive deposits. This is a serious competitive advantage against any newcomer trying to enter the market. OTP also uses this branch network to sell other financial products such as insurance. Importantly, in our opinion, Hungary provides a fine environment for bank growth with interest rates declining steadily, stimulating loan growth, and a robustly growing economy creating loan demand as well. This increasing demand allows OTP to increase its profitability dramatically through both volume growth and economies of scale. OTP enjoys pricing power due to demand and structural barriers to entry.

Q: Asia has deep-rooted problems. When will it make sense to return to this region?

A: We anticipate that the deflation emanating from Asia will continue, and remain wary of the area despite its recent bounce. A key restructuring step has yet to be taken: recapitalization of the banking systems. Without a system to provide financial intermediation, growth can't take place. We are additionally concerned that with a slowing U.S. economy, Asia's exporting its way to recovery will be more and more difficult. There are always exceptions to broad

                    7 - Scudder Emerging Markets Growth Fund generalizations. We are watching Taiwan and the Philippines, which are in decent shape, as their banking systems are intact and they offer some interesting investments. Taiwan, in particular, has been more capitalist than its neighbors by regularly allowing businesses to fail. This has resulted in a competitive, resilient industrial base. We have added a few world-class technology companies to the portfolio. In the stricken economies of Thailand and Indonesia, the smoke of confusion and economic destruction is clearing a bit and we are buying a few promising survivors. The recessions in Asia will last a long time and earnings of companies are still falling.

Q: What is your overall outlook for the emerging equity markets?

A: We believe the extremely attractive value now exposed in many solid markets will attract investors as the financial world settles down after the convulsions it experienced this summer. Speculators, various hedge funds and many banks have been forced to sell at any price, but this process has about run its course. Their forced liquidations have created an excellent opportunity for genuine investors. If ever there were a time when the investor could profit at the expense of the speculator, it is now.

                      Scudder Emerging Markets Growth Fund:
                          A Team Approach to Investing

 Scudder Emerging Markets Growth Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

 Joyce E. Cornell, Lead Portfolio Manager, has overall responsibility for the Fund's day-to-day management and investment strategies. Ms. Cornell has been a portfolio manager with the Adviser since 1993, and joined the Adviser in 1991 after eight years of investment experience as a research analyst. Elizabeth Allan, Portfolio Manager, joined the Adviser in 1987, and has numerous years of Pacific Basin research and investing experience. Tara C. Kenney, Portfolio Manager, joined the Adviser in 1995 and has over ten years of financial industry experience. Andre J. DeSimone, Portfolio Manager, joined the Adviser in 1997 after three years as Chief Executive Officer of a stock brokerage company in Kenya. Mr. DeSimone also has six years of experience in investment banking.

                    8 - Scudder Emerging Markets Growth Fund

                      Glossary of Investment Terms


CURRENCY DEVALUATION       A significant decline of a currency's value relative
                           to other currencies, such as the U.S. dollar.
                           Trading or central bank intervention (or the lack of intervention) may prompt this in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing the total return of their investment.

EXCHANGE RATE              The price at which one country's currency can be
                           exchanged into another currency. Currencies represent a store of value in the economic, political, and financial health of the home country.
                           Changes in the value of a currency can add to or subtract from an investor's total return in a foreign investment.

FUNDAMENTAL RESEARCH       Analysis of companies based on the projected
                           impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.

OVER/UNDER WEIGHTING       Refers to the allocation of assets -- usually by
                           sector, industry, or country -- within a portfolio relative to a benchmark index, (i.e. the IFC Emerging Markets Investable Index) or an investment universe.

PRICE/EARNINGS RATIO (P/E) A widely used gauge of a stock's valuation that (also "earnings multiple") indicates what investors are paying for a company's earnings on a per share basis. Typically based on a company's projected earnings for the next 12 months, a higher "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

TRANSPARENCY               The degree to which investors can evaluate if a
                           company is managed in the interests of shareholders.
                           Transparency is often not as good in developing markets where disclosure requirements may be less stringent, and protectionism, subsidies, and cronyism may distort the business environment.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                    9 - Scudder Emerging Markets Growth Fund

                   Investment Portfolio as of October 31, 1998

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 5.3%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/30/1998, 5.4%,
  to be repurchased at $6,509,928 on 11/2/1998, collateralized by a $4,881,000                                     -----------
  U.S. Treasury Bond, 10.375%, 11/15/2009 (Cost $6,507,000) .............................      6,507,000             6,507,000
                                                                                                                   -----------
Short-Term Notes 4.1%
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Association, 4.90%**, 11/03/1998 (Cost $4,998,639) ...........      5,000,000             4,998,639
                                                                                                                   -----------
                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 90.6%
------------------------------------------------------------------------------------------------------------------------------
Argentina 0.1%
S.A. San Miguel AGICI "B" (Cultivation and processing of lemons and lemon
  products) .............................................................................          9,100                88,299
                                                                                                                   -----------
Bahrain 0.4%
Arab Insurance Group (GDR) (Insurance company) ..........................................         30,000               285,750
Arab Insurance Group ....................................................................        216,690               212,356
                                                                                                                   -----------
                                                                                                                       498,106
                                                                                                                   -----------
Bolivia 0.2%
Corriente Resources, Inc.* (Mining and processing of gold, bismuth, tin and
  tungsten in South America) ............................................................        405,900               184,141
                                                                                                                   -----------
Botswana 1.1%
Sechaba Investment Trust Co. (Brewery) ..................................................      1,024,000             1,313,751
                                                                                                                   -----------
Brazil 3.3%
Companhia Energetica de Minas Gerais (pfd.) (Electric power utility) ....................      6,032,427               117,321
Embratel Participacoes S.A.(pfd)* (Telecommunication services) ..........................     73,400,000             1,033,716
Petroleo Brasileiro S.A. (pfd.) (Petroleum company) .....................................      3,200,000               402,381
Saraiva S.A. Livreiros Editores (pfd.) (Book publisher) .................................        175,900               393,707
Telecomunicacoes de Minas Gerais S.A. (voting)* (Telecommunication services) ............         15,530                   119
Telecomunicacoes de Minas Gerais S.A. "B" (pfd.)* .......................................            192                     6
Telecomunicacoes de Minas Gerais S.A. "C" (pfd.)* .......................................            192                     2
Telecomunicacoes Brasileiras S.A. (ADR) (Telecommunication services) ....................         11,500               873,281
Telecomunicacoes Brasileiras S.A. (Rights)* (Telecommunications services) ...............          5,800               440,438
Telecomunicacoes de Sao Paulo S.A. (pfd.) (Telecommunication services) ..................      3,578,800               600,017
Telecomunicacoes do Rio de Janeiro S.A. (pfd.)* (Telecommunication services) ............      7,331,800               227,409
                                                                                                                   -----------
                                                                                                                     4,088,397
                                                                                                                   -----------
Bulgaria 0.1%
Bulgartabak Holding* (Tobacco company) (b) ..............................................          6,500                70,875
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                    10 - Scudder Emerging Markets Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Canada 0.1%
Etruscan Enterprises Ltd.* (Exploration and development of gold prospect in
  Niger) ................................................................................         90,300                76,079
Interoil Corp.* (Fully integrated energy company) .......................................         30,000                21,000
                                                                                                                   -----------
                                                                                                                        97,079
                                                                                                                   -----------
Chile 1.7%
Laboratorio Chile S.A. (ADR) (Manufacturer and distributor of off-patent
  pharmaceutical products) ..............................................................         31,650               458,925
Vina Concha y Toro S.A. (ADR) (Wine producer) ...........................................         63,500             1,631,156
                                                                                                                   -----------
                                                                                                                     2,090,081
                                                                                                                   -----------
Croatia 3.7%
Pliva D.D. (GDR) (Pharmaceutical company) ...............................................        106,650             1,567,755
Pliva D.D. "S" (GDR) ....................................................................        138,470             2,035,509
Zagrebacka Banka (GDR) (Commercial bank) ................................................         84,400               903,080
                                                                                                                   -----------
                                                                                                                     4,506,344
                                                                                                                   -----------
Czech Republic 1.5%
Ceske Radiokomunikace* (TV and radio signal transmission services) ......................         59,000             1,799,500
                                                                                                                   -----------
Egypt 13.0%
Al Ahram Beverages Co. (GDR) (Beverage company) .........................................         83,700             2,351,970
Arab International Construction Co.* (Construction company) .............................         32,571               236,353
EFG Hermes Holdings, S.A.E. (GDR)* (Brokerage firm) .....................................         79,600               915,400
Eastern Tobacco Co. (Maker of tobacco products) .........................................         61,220             1,399,314
Egyptian Financial & Industrial Co. (Fertilizer producer) ...............................         56,000               946,939
Egyptian International Pharmaceutical Co. (Pharmaceutical company) ......................         27,400             1,381,423
Egyptian Mobile Phone Network, Ltd.* (Cellular telecommunication services) ..............         73,766               395,713
International Foods Co.* (Food producer) (b) ............................................         34,000               545,190
Madinet Nasser City Housing Co. (Real estate development company) .......................         27,670               857,125
Misr International Bank (Commercial bank) ...............................................         57,410             1,120,248
Misr International Bank (GDR) (Commercial and foreign bank) .............................         16,400               153,750
Misr Refrigeration & Air Conditioning Manufacturing Co. (Manufacturer and
  distributor of air conditioning units) (b) ............................................         31,140               658,207
ORASCOM* (Hotel and resort developer) (b) ...............................................            500               384,293
ORASCOM Hotel Holdings* (b) .............................................................        156,000               500,292
Olympic Group Financial (Manufacturer of Stoves) ........................................        200,000               830,904
Oriental Weavers Corp. (Carpet manufacturer) ............................................         18,600               400,741
Suez Cement Co. (Cement producer) .......................................................         77,677             1,200,257
Suez Cement Co. (GDR) ...................................................................         24,600               361,620

    The accompanying notes are an integral part of the financial statements.


                    11 - Scudder Emerging Markets Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Torrah Portland Cement Co. (Cement producer) ............................................         84,305             1,371,492
                                                                                                                   -----------
                                                                                                                    16,011,231
                                                                                                                   -----------
Estonia 0.3%
Eesti Uhispanka (GDR)* (Commercial bank) ................................................         77,600               393,820
                                                                                                                   -----------
Finland 0.7%
Nokia AB Oy "A" (ADR) (Leading cellular telephone manufacturer) .........................          9,700               902,706
                                                                                                                   -----------
Ghana 0.6%
Social Security Bank Ltd. (Full service commercial bank) ................................        804,000               683,744
                                                                                                                   -----------
Greece 5.2%
Alpha Credit Bank A.E. (Commercial bank) ................................................         26,767             2,139,564
Delta Informatics S.A. (Corporate information services) .................................         33,600               625,627
Ethniki General Insurance Co. (Insurance and reinsurance company) .......................         29,500               691,848
Hellenic Telecommunication Organization SA (OTE) (Telecommunication services) ...........         28,000               636,771
National Bank of Greece S.A. (Full service bank) ........................................         11,440             1,626,039
STET Hellas Telecommunications S.A. (ADR)* (Provider of mobile telecommunication
  services) .............................................................................         25,800               677,250
                                                                                                                   -----------
                                                                                                                     6,397,099
                                                                                                                   -----------
Hong Kong 0.0%
Moulin International Holdings Ltd., Warrants* (expire 10/16/1999) (Manufacturer
  of optical products) ..................................................................        249,208                 1,577
                                                                                                                   -----------
Hungary 7.8%
BorsodChem Rt (Chemical producer) .......................................................         14,000               346,471
Gedeon Richter Rt (Pharmaceutical company) ..............................................         13,800               455,787
Magyar Olaj-es Gazipari Rt (Integrated domestic oil and gas company) ....................        102,400             2,297,345
Matav Rt Ordinary "A" (Telecommunication services) ......................................        245,500             1,276,446
OTP Bank Rt (Savings and commercial bank) ...............................................        102,100             3,634,284
Pannonplast Rt (Manufacturer of plastic products from PVC, polypropylene,
  polyethylene and other raw materials) .................................................         26,787               830,215
Pick Szeged Rt (Processes, markets and distributes meat products) .......................         19,165               797,877
                                                                                                                   -----------
                                                                                                                     9,638,425
                                                                                                                   -----------
India 0.5%
HDFC Bank Ltd. (Corporate banking and financial services) (b) ...........................         21,900                27,236
Hindustan Petroleum Corp., Ltd (Oil refining, manufacturer of petroleum
  products) (b) .........................................................................         77,400               486,227
Housing Development Finance Corp. Ltd. (Housing finance provider to individuals,
  corporations and developers) (b) ......................................................          1,400                73,733
ICICI Banking Corp. (Bank) (b) ..........................................................          2,400                 1,529
                                                                                                                   -----------
                                                                                                                       588,725
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                    12 - Scudder Emerging Markets Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Indonesia 0.0%
Pan Indonesia Bank Warrants* (expires 6/26/00) (Commercial bank) ........................        148,628                   743
                                                                                                                   -----------
Israel 1.6%
ECI Telecommunications Ltd. (Telecommunication services) ................................         17,500               579,688
                                                                                                                   -----------
ESC Medical Systems Ltd.* (Producer of devices for non-invasive treatment of benign
  vascular lesions) .....................................................................         53,000               430,625
MEMCO Software Ltd.* (Producer of security software) ....................................         79,300               981,339
                                                                                                                   -----------
                                                                                                                     1,991,652
                                                                                                                   -----------
Jordan 2.4%
Arab Bank PLC (Commercial bank) .........................................................          3,900             1,111,938
Arab Potash Co., Ltd. (GDR) (Salt and chemical extraction from brines) ..................         15,000                67,125
Aramex International Ltd.* (Express delivery and freight forwarding in the
  Mideast and India) ....................................................................         35,700               290,063
Hikma* (Pharmaceutical company) (b) .....................................................         68,000               491,854
The Housing Bank (Residential construction finance) .....................................        285,200             1,085,522
                                                                                                                   -----------
                                                                                                                     3,046,502
                                                                                                                   -----------
Kenya 3.7%
East African Portland Cement Co. (Cement producer) ......................................        290,000                87,997
Firestone East Africa Ltd. (Tire manufacturer) ..........................................      1,395,000               356,643
James Finlay PLC (Tea producer) .........................................................        989,000             1,324,390
Kenya Power & Lighting Co., Ltd. (Distribution and sale of electricity) .................        135,500               438,416
Sasini Tea & Coffee Ltd. (Tea and coffee grower and processor) (b) ......................      1,387,500             1,744,552
Uchumi Supermarket Ltd. (Supermarket operator) ..........................................        730,000               526,236
                                                                                                                   -----------
                                                                                                                     4,478,234
                                                                                                                   -----------
Lebanon 0.8%
Banque Audi (GDR) (Commercial bank) .....................................................          7,600               205,960
Banque Libanaise pour le Commerce SAL (GDR) (Commercial bank) ...........................         43,800               755,550
                                                                                                                   -----------
                                                                                                                       961,510
                                                                                                                   -----------
Malawi 0.8%
African Lakes Corp. PLC* (Motor trading, agriculture, mining, engineering,
  computer supplies and general trading) ................................................        744,928               617,233
Press Corp., Ltd. (GDR)* (Conglomerate, industrial holding company) .....................         54,550               381,850
                                                                                                                   -----------
                                                                                                                       999,083
                                                                                                                   -----------
Mexico 8.8%
Consorcio ARA, S.A. de C.V.* (Low-income housing developer) .............................        331,000               726,969
Fomento Economico Mexicano S.A. de C.V. "B" (Producer of beer and soft drinks) ..........        982,000             2,530,778
Gruma S.A. de C.V. "B"* (Producer and distributor of corn flour) ........................        571,665             1,357,337
Grupo CIFRA S.A. de C.V. "C"* (Discount retailer) .......................................        296,000               383,617

    The accompanying notes are an integral part of the financial statements.


                    13 - Scudder Emerging Markets Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Grupo Financiero Banamex-Accival, S.A. de C.V. "B"* (Bank) ..............................        984,200             1,032,105
Grupo Industrial Bimbo, S.A. de C.V. "A" (Producer of bread and other baked
  goods) ................................................................................        688,900             1,158,617
Grupo Industrial Maseca S.A. de C.V. "B" (Food producer) ................................        381,500               309,488
Grupo Modelo S.A. "C" (Leading brewery) .................................................        178,000               375,089
Industrias Penoles S.A. de C.V. (Exploration and marketing of minerals and
  non-ferrous metals such as lead, zinc and silver) .....................................        470,000             1,436,783
Latinoamericana Duty Free, S.A. de C.V.* (Operator of high quality duty free
  airport shops) ........................................................................        320,000                69,964
Organizacion Soriana S.A. de C.V. "A" (Retailer) ........................................         37,000               109,997
Sigma Alimentos S.A.de C.V."B" (Producer and distributor of cold storage foods) .........        358,639               528,663
Telefonos de Mexico S.A. de C.V. "L" (ADR) (Telecommunication services) .................         15,500               818,594
                                                                                                                   -----------
                                                                                                                    10,838,001
                                                                                                                   -----------
Morocco 4.5%
Omnium Nord Africaine (Conglomerate) ....................................................         20,000             2,595,921
Societe Nationale d'Investissements (Conglomerate, various joint ventures) ..............         10,100             1,095,924
Societe des Brasseries du Nord Marocain (Distributor of beer and carbonated
  beverages) ............................................................................          1,600               521,357
WAFABANK (Commercial bank) ..............................................................         10,307             1,343,406
                                                                                                                   -----------
                                                                                                                     5,556,608
                                                                                                                   -----------
Oman 2.4%
Bank Muscat Al Ahla Al Omani (Commercial bank) ..........................................         40,750               465,745
Muscat Marriott* (Hotel operator) (b) ...................................................        100,000               135,074
National Bank of Oman Ltd. (Commercial bank) ............................................        115,090             1,261,588
Oman Cable Industry SAOG* (Manufacturer of electrical and power cables) (b) .............         28,685               178,827
Oryx Fund, Ltd.* (Mutual fund domiciled in Guernsey, investing in the Middle
  East) .................................................................................         79,500               934,125
                                                                                                                   -----------
                                                                                                                     2,975,359
                                                                                                                   -----------
Peru 4.4%
Cementos Lima S.A. "T" (Cement producer) ................................................        140,900             1,653,974
Enrique Ferreyros y Cia. (Machinery manufacturer) .......................................      2,007,071             1,955,725
Gitennes Exploration Inc.* (Exploration and development of gold mining
  properties in Peru) ...................................................................         54,000                19,248
Minas Buenaventura S.A. "B" (Mining company) ............................................        280,500             1,684,729
Minas Buenaventura S.A. (ADR) ...........................................................         14,800               181,300
                                                                                                                   -----------
                                                                                                                     5,494,976
                                                                                                                   -----------
Philippines 0.2%
International Container Terminal Services, Inc.* (Containerized cargo handling
  firm) .................................................................................      3,023,375               202,308
                                                                                                                   -----------
Poland 13.2%
Amica Wronki SA* (Manufacturer of home appliances) ......................................         67,222               318,014
Bank Przemyslowo Handlowy (Bank) ........................................................         29,998             1,976,359
Bydgoska Fabryka Kabli S.A.* (Manufacturer of cables, wires and insulating
  materials) ............................................................................         94,050               316,639

    The accompanying notes are an integral part of the financial statements.


                    14 - Scudder Emerging Markets Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Cersanit SA (Manufacturer of ceramic sanitary products) .................................        175,000               474,895
Computerland Poland S.A.* (Provider of computer services and systems) ...................         65,800               828,826
Debica S.A. "A" (Tire manufacturer) .....................................................         51,200               861,878
Elektrim Spolka Akcyjna S.A. (Manufacturer of power equipment, electrical
  machinery and apparatus) ..............................................................         16,500               196,343
ITI Group S.A.* (Telecommunication services) (b) ........................................          8,315             2,074,593
IZOLACJA S.A.* (Manufacturer of building material) ......................................          9,900               412,320
Jelfa (Pharmaceutical company) ..........................................................         39,100               216,749
KGHM Polska Miedz S.A.* (Producer of copper and silver) .................................         44,800               166,432
Kredyt Bank PBI S.A.* (Provider of a full range of banking services) ....................        111,000               438,137
Kutnowskie Zaklady Farmaceutyczne Polfa S.A.* (Producer of pharmaceuticals,
  veterinary medicines, food components) ................................................         21,600               198,102
Mostostal Krakow S.A.* (Heavy construction company) .....................................        128,638               145,607
Mostostal Zabrze Holding S.A. (Construction company) ....................................        271,100               920,583
Netia Holdings BV* (Telecommunication services) (b) .....................................         96,742             1,934,840
Netia Holdings BV "O"* (b) ..............................................................          8,729               174,580
Netia Holdings BV "P"* (b) ..............................................................          7,330               146,600
Netia Holdings BV "R"* (b) ..............................................................          3,980                79,600
Orbis S.A.* (Hotel owner and operator) ..................................................         68,800               599,042
Powszechny Bank Kredytowy S.A. (Commercial bank) ........................................         10,000               214,773
Wielkopolski Bank Kredytowy S.A. (Commercial bank) ......................................        488,800             3,191,990
Zaklady Lentex (Producer of PVC products used in cars, footwear, housing and
  public construction) ..................................................................         25,800                80,122
Zaklady Metali Lekkich Kety* (Manufacturer of aluminum casting alloys and
  products) .............................................................................         36,300               240,209
                                                                                                                   -----------
                                                                                                                    16,207,233
                                                                                                                   -----------
Portugal 4.9%
Banco Espirito Santo e Comercial de Lisboa, SA (Commercial and investment
  banking) ..............................................................................         35,443             1,047,135
Banco Portugues do Investimento (Bank) ..................................................         31,400               962,799
Electricidade de Portugal (Electric utility) ............................................         40,100             1,007,958
Portugal Telecom SA (Telecommunication services) ........................................         47,000             2,226,702
Semapa Cement SA (Cement producer) ......................................................         39,200               764,782
                                                                                                                   -----------
                                                                                                                     6,009,376
                                                                                                                   -----------
South Africa 0.1%
Energy Africa Ltd.* (Oil and gas exploration and production) ............................         85,133               144,551
                                                                                                                   -----------
Sri Lanka 0.1%
Tea Plantations Investment Trust PLC* (Trust investing in regional plantations) .........        100,700               113,779
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                    15 - Scudder Emerging Markets Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Thailand 0.2%
PTT Exploration and Production Co., Ltd.* (Petroleum refinery) (b) ......................         22,000               203,565
                                                                                                                   -----------
Tunisia 0.1%
Banque International Arabe Tunisia (GDR)* (Bank) ........................................         10,500                97,913
                                                                                                                   -----------
Turkey 0.6%
Migros Turkey (Retailer) ................................................................        936,000               796,236
                                                                                                                   -----------
United States 0.6%
Benton Oil & Gas Co.* (Oil and gas exploration, development and production) .............        111,600               571,950
Schlumberger Ltd. (Oil field services and electronics) ..................................          2,900               152,250
                                                                                                                   -----------
                                                                                                                       724,200
                                                                                                                   -----------
Zimbabwe 0.9%
Delta Corp., Ltd. (Brewery) .............................................................        863,647               194,141
Meikles Africa Ltd. (Hotel operator) ....................................................        700,400               350,200
National Merchant Bank of Zimbabwe Ltd. (Commercial bank) ...............................        342,500               128,438
Tanganda Tea Co., Ltd. (Tea producer and distributor) ...................................      2,461,212               456,440
                                                                                                                   -----------
                                                                                                                     1,129,219
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $132,937,471)                                                                            111,324,948
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $144,443,110) (a)                                                       122,830,587
------------------------------------------------------------------------------------------------------------------------------

 *    Non-income producing security.

 **   Annualized yield at time of purchase; not a coupon rate. (Unaudited)

 (a) The cost for federal income tax purposes was $145,748,180. At October 31, 1998, net unrealized depreciation for all securities based on tax cost was $22,917,593. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $10,389,656 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $33,307,249.

 (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $9,911,667 (7.9% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1998 aggregated $9,581,079. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.


                    16 - Scudder Emerging Markets Growth Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                             as of October 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $144,443,110) ..............       $ 122,830,587
                 Foreign currency, at market (identified cost $1,200,131) ...........           1,203,449
                 Receivable for investments sold ....................................           1,564,673
                 Dividends and interest receivable ..................................             423,522
                 Receivable for Fund shares sold ....................................              78,998
                 Foreign taxes recoverable ..........................................              17,475
                 Deferred organization expenses .....................................               8,705
                 Other assets .......................................................                 637
                                                                                           ----------------
                 Total assets .......................................................         126,128,046
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Due to custodian bank ..............................................              13,896
                 Payable for investments purchased ..................................             266,434
                 Payable for Fund shares redeemed ...................................             656,628
                 Accrued management fee .............................................             110,653
                 Other payables and accrued expenses ................................             278,532
                                                                                           ----------------
                 Total liabilities ..................................................           1,326,143
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 124,801,903
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated distributions in excess of net investment income........            (609,346)
                 Unrealized appreciation (depreciation) on:
                    Investment securities ...........................................         (21,612,523)
                    Foreign currency related transactions ...........................              (1,590)
                 Accumulated net realized loss ......................................         (33,572,921)
                 Paid-in capital ....................................................         180,598,283
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 124,801,903
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($124,801,903 / 12,048,140 shares of capital stock                      ----------------
                   outstanding, $.01 par value, 100,000,000 shares authorized) ......              $10.36
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                    17 - Scudder Emerging Markets Growth Fund

                             Statement of Operations

                           year ended October 31, 1998

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $250,484) ..............       $   4,049,351
                 Interest ...........................................................             751,507
                                                                                           -----------------
                                                                                                4,800,858
                                                                                           -----------------
                 Expenses:
                 Management fee .....................................................           2,273,356
                 Custodian and accounting fees ......................................             845,233
                 Services to shareholders ...........................................             864,134
                 Directors' fees and expenses .......................................              64,302
                 Registration fees ..................................................              11,663
                 Auditing ...........................................................              58,368
                 Reports to shareholders ............................................              60,976
                 Legal ..............................................................              15,110
                 Other ..............................................................               5,062
                                                                                           -----------------
                 Total expenses before reductions ...................................           4,198,204
                 Expense reductions .................................................            (269,707)
                                                                                           -----------------
                 Expenses, net ......................................................           3,928,497
                -------------------------------------------------------------------------------------------
                 Net investment income                                                            872,361
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ........................................................         (32,738,074)
                 Foreign currency related transactions (net of CPMF tax $38,624) ....            (282,789)
                                                                                           -----------------
                                                                                              (33,020,863)
                                                                                           -----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ........................................................         (26,398,603)
                 Foreign currency related transactions ..............................              18,753
                                                                                           -----------------
                                                                                              (26,379,850)
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                   (59,400,713)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $ (58,528,352)
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                    18 - Scudder Emerging Markets Growth Fund

                       Statement of Changes in Net Assets

                                                                                          Years Ended October 31,
Increase (Decrease) in Net Assets                                                       1998                  1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) ................................     $     872,361         $     196,739
                 Net realized gain (loss) ....................................       (33,020,863)             (551,775)
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period .................       (26,379,850)            3,155,703
                                                                                  ----------------      ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ................................................       (58,528,352)            2,800,667
                                                                                  ----------------      ----------------
                 Distributions to shareholders from net investment
                   income ....................................................          (862,031)             (178,523)
                                                                                  ----------------      ----------------
                 Fund share transactions:
                 Proceeds from shares sold ...................................        57,798,973           195,752,276
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions .............................           731,288               144,724
                 Cost of shares redeemed .....................................       (94,348,182)          (55,248,506)
                 Redemption fees .............................................           385,726               560,150
                                                                                  ----------------      ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ..............................................       (35,432,195)          141,208,644
                                                                                  ----------------      ----------------
                 Increase (decrease) in net assets ...........................       (94,822,578)          143,830,788
                 Net assets at beginning of period ...........................       219,624,481            75,793,693
                 Net assets at end of period (including accumulated
                   distributions in excess of net investment income of            ----------------      ----------------
                   $609,346 and $474,763, respectively) ......................     $ 124,801,903         $ 219,624,481
                                                                                  ----------------      ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ...................        15,080,532             5,896,839
                                                                                  ----------------      ----------------
                 Shares sold .................................................         4,313,252            12,807,944
                 Shares issued to shareholders in reinvestment of
                   distributions .............................................            52,272                10,595
                 Shares redeemed .............................................        (7,397,916)           (3,634,846)
                                                                                  ----------------      ----------------
                 Net increase (decrease) in Fund shares ......................        (3,032,392)            9,183,693
                                                                                  ----------------      ----------------
                 Shares outstanding at end of period .........................        12,048,140            15,080,532
                                                                                  ----------------      ----------------

    The accompanying notes are an integral part of the financial statements.


                    19 - Scudder Emerging Markets Growth Fund

                                          Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                                                                           For the Period
                                                                                                             May 8, 1996
                                                                                                            (commencement)
                                                                                        Years Ended       of operations) to
                                                                                        October 31,           October 31,
                                                                                      1998       1997            1996
----------------------------------------------------------------------------------------------------------------------------
                                                                                  ------------------------------------------
Net asset value, beginning of period ..........................................     $ 14.56    $ 12.85        $ 12.00
                                                                                  ------------------------------------------
Income from investment operations:
Net investment income (loss) ..................................................         .06        .02           (.02)
Net realized and unrealized gain (loss) on investments ........................       (4.23)      1.67            .86
                                                                                  ------------------------------------------
Total from investment operations ..............................................       (4.17)      1.69            .84
                                                                                  ------------------------------------------
Less distributions from net investment income .................................        (.06)      (.03)            --
Redemption fees ...............................................................         .03        .05            .01
                                                                                  ------------------------------------------
Net asset value, end of period ................................................     $ 10.36    $ 14.56        $ 12.85
                                                                                  ------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) ......................................................      (28.54)     13.51           7.08**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ........................................         125        220             76
Ratio of operating expenses, net, to average daily net assets (%) .............        2.16       2.00           2.00*
Ratio of operating expenses, before expense reductions, to
  average daily net assets (%) ................................................        2.31       2.33           3.79*
Ratio of net investment income (loss) to average daily net assets (%) .........         .48        .11           (.32)*
Portfolio turnover rate (%) ...................................................        44.8       61.5           19.5*

(a) Based on monthly average of shares outstanding during the period.
(b) Total return is higher due to maintenance of the Fund's expenses.
(c) Total return does not reflect the effect to the shareholder of the 2% redemption fee on shares held less than one year.
*   Annualized
**  Not annualized


                    20 - Scudder Emerging Markets Growth Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Emerging Markets Growth Fund ("the Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least the repurchase price.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.


                   21 - Scudder Emerging Markets Growth Fund

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

Taxation. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $33,200,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2004 ($400,000) and October 31, 2006 ($32,800,000), the expiration dates, whichever occurs first.

Effective January 23, 1997, the Fund is also subject to a .20% Contribuicao Provisoria sobre Movimentacoes Financeiras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market. This tax has been reported as part of the net realized gain
(loss) on foreign currency related transactions.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is included as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.


                   22 - Scudder Emerging Markets Growth Fund

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the year ended October 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $74,861,818 and $91,486,010, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, was the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund pays the Adviser a fee equal to an annual rate of 1.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Adviser agreed not to impose all or a portion of its management fee until February 28, 1998, in order to maintain the annualized expenses of the Fund at not more than 2.00% of average daily net assets. On March 1, 1998, the Adviser agreed to maintain the annualized expenses of the Fund at 2.25% until February 28, 1999. For the year ended October 31, 1998, the Adviser did not impose a portion of its management fee amounting to $269,707, and the amount imposed amounted to $2,003,649.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and


                   23 - Scudder Emerging Markets Growth Fund termination. The Board of Directors of the Fund has obtained shareholder approval of the new investment management agreement.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1998, the amount charged to the Fund by STC aggregated $87,163, of which $9,362 is unpaid at October 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1998, the amount charged to the Fund by SFAC aggregated $157,637, of which $21,786 is unpaid at October 31, 1998.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1998 the amount charged by SSC aggregated $459,710, of which $31,609 is unpaid at October 31, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended October 31, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $189,060.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 1998, Directors' fees and expenses aggregated $64,302.

                        D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.


                   24 - Scudder Emerging Markets Growth Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Emerging Markets Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Growth Fund (the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 8, 1996 (commencement of operations) to October 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
December 21, 1998


                   25 - Scudder Emerging Markets Growth Fund

                                Tax Information

The Fund paid foreign taxes of $260,000 and earned $650,000 of foreign source income during the year ended October 31, 1998. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.021 per share as foreign taxes paid and $.054 per share as income earned from foreign sources for the fiscal year ended October 31, 1998.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


                   26 - Scudder Emerging Markets Growth Fund

                                    This Page
                                  intentionally
                                   left blank.


                    27 - Scudder Emerging Markets Growth Fund

                             Officers and Directors

Daniel Pierce*
Chairman of the Board and
Director

Nicholas Bratt*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter
Capital Management
Corporation

William H. Gleysteen, Jr.
Director; Consultant; Guest
Scholar, Brookings Institute

William H. Luers
Director; President, The
Metropolitan Museum of Art

Wilson Nolen
Director; Consultant

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Joan Spero
Director; President, Doris Duke
Charitable Foundation

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Elizabeth J. Allan*
Vice President

Irene T. Cheng*
Vice President

Joyce E. Cornell*
Vice President

Susan E. Dahl*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Theresa Gusman*
Vice President

Thomas W. Joseph*
Vice President

Sheridan P. Reilly*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Richard W. Desmond*
Assistant Secretary

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                    28 - Scudder Emerging Markets Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                    29 - Scudder Emerging Markets Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                    30 - Scudder Emerging Markets Growth Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                    31 - Scudder Emerging Markets Growth Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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